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                                                                   EXHIBIT 10.24

                                                                  EXECUTION COPY

                               AMENDMENT NO. 1 TO
                                CREDIT AGREEMENT

                 AMENDMENT NO. 1 dated as of April 1, 1997 (this "Amendment") to Credit Agreement dated as of January 7, 1997 (the "Credit Agreement") among Brookwood Companies Incorporated, Kenyon Industries, Inc. and Brookwood Laminating, Inc., as Borrowers, and The Bank of New York, as Bank.

                 WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein.

                 NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                 1. Definitions. Capitalized terms used but not defined herein will have the respective meanings given to such terms in the Credit Agreement.

                 2. Amendment to Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by amending the definition of "Maximum Amount" to read in its entirety as follows:

                          "'Maximum Amount': $14,000,000; except that (i) between April 1, 1997 and June 30, 1997, such amount will be $17,500,000 and (ii) between April 1st and June 30th of any other year, such amount will be $15,000,000."

                 3. References. From the date hereof, references in the Credit Agreement to "this Agreement" or in any other Loan Document to the "Credit Agreement" will be a reference to the Credit Agreement as amended hereby.

                 4. Representations and Warranties. Each of the Borrowers hereby represents and warrants that each of the representations and warranties made under Section 3 of the Credit Agreement is true and correct with the same force and effect as though made on and as of the date of this Amendment, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct on and as of such earlier date. As of the date of this Amendment, no Default or Event of Default has occurred and is continuing or would result from the transactions contemplated hereby.

                 5. Credit Agreement Remains in Effect. Except as expressly modified and amended hereby, the Credit Agreement





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remains unchanged and in full force and effect in all material respects.

                 6. Conditions to Effectiveness. This Amendment will become effective as of April 1, 1997 upon receipt by the Bank of (a) an original counterpart of this Amendment executed by each of the Borrowers and
(b) an original Endorsement No. 1 to Revolving Credit Note in the form of Exhibit A hereto executed by each of the Borrowers.

                 7. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

                 9. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


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                 IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                                THE BORROWERS:


                                                BROOKWOOD COMPANIES INCORPORATED


                                                By:  /s/ DUANE D. SCHMIDT
                                                   -----------------------------
                                                   Name: Duane D. Schmidt
                                                   Title: VP Finance


                                                KENYON INDUSTRIES, INC.


                                                By:  /s/ DUANE D. SCHMIDT
                                                   -----------------------------
                                                   Name: Duane D. Schmidt
                                                   Title: Treasurer


                                                BROOKWOOD LAMINATING, INC.


                                                By:  /s/ DUANE D. SCHMIDT
                                                   -----------------------------
                                                   Name: Duane D. Schmidt
                                                   Title: Treasurer


                                                THE BANK:


                                                THE BANK OF NEW YORK


                                                By:
                                                   -----------------------------
                                                   Name:
                                                   Title:





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                                                                       Exhibit A

                                                                   April 1, 1997

                                ENDORSEMENT NO. 1

                 BROOKWOOD COMPANIES INCORPORATED, a Delaware corporation, KENYON INDUSTRIES, INC., a Delaware corporation, BROOKWOOD LAMINATING, INC., a Delaware corporation, and THE BANK OF NEW YORK hereby agree that the Revolving Credit Note to which this Endorsement is attached (the "Note") be and hereby is amended as follows:

                 A. Delete the dollar amount $15,000,000 appearing in the upper left hand corner of the Note and substitute therefor the dollar amount $17,500,000.

                 B. Delete the dollar amount stated as "FIFTEEN MILLION AND 00/100 DOLLARS" appearing in the first paragraph of the Note and substitute therefor the following: "SEVENTEEN MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS."

                 This Endorsement will become effective as of April 1, 1997 and will be automatically cancelled without further action of the parties hereto on June 30, 1997.

                                                THE BORROWERS:


                                                BROOKWOOD COMPANIES INCORPORATED


                                                By:
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                KENYON INDUSTRIES, INC.


                                                By:
                                                   -----------------------------
                                                   Name:
                                                   Title:





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                                                BROOKWOOD LAMINATING, INC.


                                                By:
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                                THE BANK:


                                                THE BANK OF NEW YORK


                                                By:  /s/ RONALD PAGOTO
                                                   -----------------------------
                                                   Name:  Ronald Pagoto
                                                   Title:  Vice President